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                            FORWARD INDUSTRIES, INC.
                             275 Hempstead Turnpike
                         West Hempstead, New York 11552


                                                      November 6, 1997



Chase Mellon Shareholder Services
450 West 33rd Street
15th Floor
New York, New York 10001
Attn:  Joan Carrington

RE:  WARRANT AGREEMENT, DATED AS OF OCTOBER 20, 1994,
     BETWEEN FORWARD INDUSTRIES, INC. AND
     CHASE MELLON SHAREHOLDER SERVICES
     ------------------------------------------------

Ladies and Gentlemen:

         Reference is hereby made to that certain Warrant Agreement (the "Warrant Agreement"), dated as of October 20, 1994 between Forward Industries, Inc. (the "Company") and Chase Mellon Shareholder Services (f/k/a Mellon Securities Trust Company) (the "Warrant Agent"). Any capitalized term used in this letter without definition shall have the same meaning in this letter as in the Warrant Agreement, unless the context otherwise requires.

         The Board of Directors of the Company has determined that it would be in the best interest of the Company to extend the exercise period of the Class B Warrants to December 31, 1998.

         In order to effectuate the foregoing, would you kindly confirm, by signing this letter below, that the provisions of the Warrant Agreement shall be amended in the following respects:

         1. The second sentence of paragraph 5(b) of the Warrant Agreement shall be amended in its entirety to read as follows:

         "Unless exercised prior thereto the Warrants will expire on December 31, 1996, in the case of the Class A Warrants, and December 31, 1998, in the case of the Class B Warrants."

         2. In all other respects, the Warrant Agreement shall continue in full force and effect.

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Chase Mellon Shareholder Services
November ___, 1997.
2


         3. The provisions of this letter may not be changed or modified except in a writing signed by both of the parties hereto.

         4. This letter may be executed in two or more counterparts, each of which shall constitute an original, but all of which, when taken together, shall constitute but one instrument.

         If the foregoing correctly sets forth our understanding and agreement, would you kindly indicate your agreement thereto by executing a copy of this letter below and returning it to the undersigned.


                                            Very truly yours,

                                            FORWARD INDUSTRIES, INC.


                                            By:
                                               ------------------------------
                                            Theodore H. Schiffman,
                                            Chairman

AGREED:

CHASE MELLON SHAREHOLDER SERVICES,
Warrant Agent


By:
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